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                                                                   EXHIBIT 23(a)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


AS INDEPENDENT PUBLIC ACCOUNTANTS, WE HEREBY CONSENT TO THE INCORPORATION OF OUR REPORTS INCLUDED IN THIS FORM 10-K, INTO THE COMPANY'S PREVIOUSLY FILED REGISTRATION STATEMENT FILE NO. 33-53969.





                                      ARTHUR ANDERSEN LLP



ATLANTA, GEORGIA
MAY 18, 1995